UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

MAGELLAN COPPER & GOLD CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54658	27-3566922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

602 Cedar Street, Suite 205 Wallace, Idaho	83873
(Address of principal executive offices)	(Zip Code)

(208) 556-1600

(Registrant's telephone number, including area code)

Magellan Gold Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 6, 2026, the Company dismissed Malone Bailey, LLP (“Malone Bailey”) as its independent registered accounting firm. On January 6, 2026, the Company engaged M&K CPAs, PLLC (“M&K”) as its new independent registered accounting firm.

The decision to dismiss Malone Bailey was approved by the Company’s Board of Directors.

Since Malone Bailey’s appointment as the Company’s independent registered accounting firm in 2011 and through January 6, 2026, there were (i) no disagreements between the Company and Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Malone Bailey, would have caused Malone Bailey to make reference thereto in their reports on the Company’s financial statements; and (ii) no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Malone Bailey issued audit reports on the Company’s financial statements as of and for the years ended December 31, 2010 through December 31, 2024. The financial statements as of and for the years ending December 31, 2010 through 2024 included an explanatory paragraph concerning the Company’s ability to continue as a going concern.

The Company provided Malone Bailey with a copy of this Form 8-K and requested that Malone Bailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Malone Bailey agrees with the above statements. The letter from Malone Bailey is filed as an exhibit to this report.

During the two years ended December 31, 2024, and the subsequent interim period through January 6, 2026, the Company has not consulted with M&K regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that M&J concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

16	Letter from Malone Bailey, LLP
104	Cover Page Interactive Data File (formatted as Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGELLAN COPPER & GOLD CORP.

Date: January 7, 2026	By:	/s/ Michael Lavigne
	Name:	Michael Lavigne
	Title:	Chief Executive Officer

3